Putnam
Florida
Tax Exempt
Income Fund

ANNUAL REPORT
May 31, 1997

[LOGO: BOSTON * LONDON * TOKYO]

Fund highlights

* "Thirty-year munis rated AAA (the highest credit-quality rating) recently yielded 5.9% -- or about 85% of the yield of a comparable Treasury bond. By contrast, ten-year, triple-A munis offer only 75% of the yield of a comparable Treasury -- still a bargain for people in the 28% tax-bracket or higher."

                         -- Kiplinger's Personal Finance Magazine, June 1997

   CONTENTS

 4 Report from Putnam Management

 8 Fund performance summary

14 Portfolio holdings

18 Financial statements



From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

[copyright] Karsh, Ottawa

Dear Shareholder:

Putnam Florida Tax Exempt Income Fund began fiscal 1997 on a hopeful, yet cautious note in June 1996 after a somewhat tumultuous year for the municipal bond market. The hope was warranted, as the market rallied in the fall. The caution was justified, for the rally ended abruptly in late winter, cut short by investor worries that inflation and interest rates would both rise in the wake of an economy still growing too fast.

From the vantage point of the fiscal year's close on May 31, 1997, we can see that the volatility, while somewhat nerve-racking for many investors, was unusually low. By spring, even the Federal Reserve Board's increase in the federal funds rate in late March, the source of considerable earlier anxiety, caused little stir.

It is in these contexts that Fund Manager Leslie Burke discusses your fund's performance for the year just past and her view of its prospects for the year ahead. Her report begins on the following page.

Respectfully yours,

/S/GEORGE PUTNAM
George Putnam
Chairman of the Trustees
July 16, 1997



Report from the Fund Manager
Leslie J. Burke

Uncertainty about the true state of the economy permeated the financial markets over the 12 months ended May 31, 1997. Each report of the nation's leading economic indicators triggered waves of speculation about inflation and the direction of interest rates. Fixed-income securities, for the most part, seesawed between bouts of strength and spells of weakness and the yield on the benchmark 30-year Treasury bond danced through the watershed 7% mark on more than one occasion.

Overall, however, municipal bonds fared well and traded in a narrow range while outperforming comparable Treasury securities for much of the period. Strong demand from nontraditional sources and insurance companies, and the absence of flat-tax concerns did much to support municipal bond prices. Putnam Florida Tax Exempt Income Fund also held its own, weathering the market's erratic movements and producing attractive total returns of 8.12%, 7.42%, and 7.80% for class A, class B, and class M shares, respectively, at net asset value. Returns were 3.03%, 2.42%, and 4.28%, respectively, after accounting for the maximum sales charge. More complete performance information can be found on pages 8 through 10 of this report.

* ACTIVE DURATION MANAGEMENT MADE VALUABLE CONTRIBUTION TO PERFORMANCE

To most investors, duration is an abstract term that can sometimes cause more confusion than clarification. Simply put, it is a mathematical measure derived from a complex calculation of the fund's holdings, involving principal and coupon. It is used to indicate how much the prices of portfolio holdings are likely to move up or down with each percentage-point shift in interest rates. Typically, longer durations can help provide greater capital appreciation when interest rates decline, while shorter durations can help preserve portfolio value when interest rates rise. By carefully monitoring and adjusting the fund's duration profile, we are better able to manage the fund's interest-rate risk.

When interest rates declined this past fall, the fixed-income market rallied. Because of its longer duration, your fund was well positioned to participate in the resulting price appreciation. To achieve this result, we had aligned the fund's holdings at opposite ends of the yield curve, clustering assets in both short-term and long-term securities in a positioning strategy known as "barbelling." Coming into the new calendar year, investor uncertainty led us to shift toward a more neutral posture to await for some discernible signs as to the economy's direction. In this sense, "neutral" means the fund's duration was neither longer nor shorter than its competitive benchmark.

Anticipating action by the Federal Reserve Board to raise interest rates this spring, we then moved to shorten duration and become more defensive. This, in turn, helped buoy the fund's net asset value when the market, fearing rising inflation and a resulting uptick in interest rates, became choppy. The fact that the Fed did not raise rates at its May meeting leads us to believe that further rate increases could occur in the near future. Therefore, we plan to maintain a defensive shorter duration profile by focusing on the intermediate segment of the yield curve, looking for opportunities in longer-term intermediate bonds, those in the 10- to 15-year range. Completing this "bulleted" focus is a gradual process, since it takes time to find and acquire the bonds that meet our stringent investment criteria.

[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Hospitals/health care              24.7%

Utilities                          12.7%

Transportation                      9.7%

Education                           9.0%

Housing                             6.6%

Footnote reads:
*Based on net assets as of 5/31/97. Holdings will vary over time.

* PREMIUM-COUPON BONDS TAKE CENTER STAGE

In order to build in some price stability to the portfolio, we have also shifted our focus since the fiscal midyear from discount bonds -- those selling at prices below par value -- to premium bonds. Premium bonds sell at prices above par value and tend to carry coupons higher than current market rates. Their high income stream helps provide a temporary floor to their prices when rates rise and prices decline, as the income represents a significant portion of the bonds' return.

The new-issue supply of municipal bonds in Florida has been somewhat low. In order to find bonds in the desired segment of the yield curve that offer premium coupons, we have pursued opportunities in state debt, as well as local debt. We have also turned our sights on Puerto Rico. As you may know, by prospectus the fund is allowed to invest selectively in bonds issued by municipalities in Puerto Rico -- a diversification benefit that has helped us enhance the fund's call protection and price stability. In contrast to Florida, supply has been strong in Puerto Rico and many issues that have recently come to market are noncallable -- that is, they can never be called away by the issuer. By being early entrants when the new bonds were issued, we were able to purchase a significant amount at prices lower than what we normally would have had to pay for Florida premium coupon bonds.

* BROAD DIVERSIFICATION INTACT ALTHOUGH SOME AREAS PROVE MORE INTERESTING THAN OTHERS

Your fund remains well diversified by industry, with holdings in more than 20 sectors. Hospitals, utilities, and political subdivisions (general obligation issues) remain among the main areas of emphasis although we have been looking more toward infrastructure financing, cogeneration, and water and sewer projects for select yield and appreciation opportunities. Florida State Mid-Bay Bridge Authority revenue bonds are an example of an infrastructure holding that delivered strong performance throughout the fiscal year.

[GRAPHIC OMITTED pie chart PORTFOLIO QUALITY OVERVIEW]

Aaa          61.3%

Aa           10.3%

A             8.6%

Baa          16.4%

Ba            1.6%

B             1.8%

Footnote reads:
*As a percentage of market value as of 5/31/97. A bond rated Baa or higher is considered investment grade. All ratings reflect Moody's descriptions, unless noted otherwise; percentages may include unrated bonds considered by Putnam Management to be of comparable quality. Ratings will vary over time.

* OUTLOOK: THE ROAD MIGHT BE BUMPY

The economy currently seems to be holding its own in the delicate balance between growth and inflation. However, with seven years of expansion under its belt, it would be a stretch to expect above-trend growth to continue without eventually manifesting significant inflation. If history is any indication, we believe the Fed will most likely raise rates sooner rather than later to keep inflation in check. Until then, the market may experience some choppiness. Maintaining our defensive orientation, therefore, seems the best course of action and should help lend support to the fund's net asset value if volatility occurs.

We believe the broad outlook for Florida municipal debt and your fund remains bright, despite the downgrading of Miami general obligation bonds to below investment-grade status because of the city's fiscal difficulties. The fund does not hold any Miami general obligation bonds and we have monitored the crisis closely to make sure it had little effect on portfolio holdings. The tremendous amount of travel and tourism -- one byproduct of the nation's economic strength -- is driving local economic growth, benefiting many municipalities across the state. As a result, the creditworthiness of Florida issuers, for the most part, has never been better. Our optimism in this regard has not changed.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 5/31/97, there is no guarantee the fund will continue to hold these securities in the future.


Performance summary

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam Florida Tax Exempt Income Fund is designed for investors seeking a high level of current income free from federal tax consistent with preservation of capital, by investing in securities exempt from the Florida intangibles tax.

TOTAL RETURN FOR PERIODS ENDED 5/31/97
                          Class A         Class B         Class M
(inception date)         (8/24/90)        (1/4/93)        (5/1/95)
                        NAV     POP     NAV    CDSC     NAV      POP
------------------------------------------------------------------------------
1 year                 8.12%   3.03%   7.42%   2.42%   7.80%    4.28%
------------------------------------------------------------------------------
5 years               37.19   30.63   32.15   30.15   35.05    30.73
Annual average         6.53    5.49    5.73    5.41    6.19     5.51
------------------------------------------------------------------------------
Life of fund          63.97   56.24   55.68   55.68   59.97    54.77
Annual average         7.58    6.81    6.76    6.76    7.19     6.66
------------------------------------------------------------------------------

COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 5/31/97
                                         Lehman Bros.
                                           Municipal       Consumer
                                          Bond Index      Price Index
------------------------------------------------------------------------------
1 year                                       8.29%           2.23%
------------------------------------------------------------------------------
5 years                                     41.80           14.60
Annual average                               7.24            2.76
------------------------------------------------------------------------------
Life of fund                                69.92           21.66
Annual average                               8.17            2.95
------------------------------------------------------------------------------

Returns for class A and class M shares reflect the current maximum initial sales charges of 4.75% for class A shares and 3.25% for class M shares. One- and five-year returns for class B shares reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Returns shown for class B and class M for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the initial sales charge or CDSC, if any, currently applicable to each class and, in the case of class B and class M shares, the higher operating costs applicable to such shares. All returns assume reinvestment of distributions at NAV and represent past performance; they do not guarantee future results. Investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Returns shown for class A shares have not been adjusted to reflect payments under the class A distribution plan prior to its implementation.

[GRAPHIC OMITTED worm chart GROWTH OF A $10,000 INVESTMENT]

Cumulative total return of a $10,000 investment since 8/24/90 plot points:

                                Lehman Bros.
              Fund's Class A   Municipal Bond     Consumer
               shares at POP       Index        Price Index

8/24/90             9525           10000          10000
5/31/91            10307           10912          10304
5/31/92            11389           11983          10616
5/31/93            12834           13417          10957
5/31/94            12839           13748          11208
5/31/95            14024           15005          11565
5/31/96            14451           15690          11900
5/31/97            15624           16992          12166

Past performance is no assurance of future results. At the end of the same time period, a $10,000 investment in the fund's class B shares would have been valued at $15,568 and no contingent deferred sales charge would apply. A $10,000 investment in the fund's class M shares would have been valued at $15,997 ($15,477 at public offering price). See first page of performance section for performance calculation method.


PRICE AND DISTRIBUTION INFORMATION
12 months ended 5/31/97
                                Class A         Class B         Class M
------------------------------------------------------------------------------
Distributions (number)             12              12              12
------------------------------------------------------------------------------
Income                         $0.478380       $0.419035       $0.450478
------------------------------------------------------------------------------
Capital gains1                      --              --              --
------------------------------------------------------------------------------
   Total                       $0.478380       $0.419035       $0.450478
------------------------------------------------------------------------------
Share value:                       NAV     POP     NAV     NAV     POP
------------------------------------------------------------------------------
5/31/96                          $8.91   $9.35   $8.91   $8.91   $9.21
------------------------------------------------------------------------------
5/31/97                           9.14    9.60    9.14    9.14    9.45
------------------------------------------------------------------------------
Current return (end of period)
------------------------------------------------------------------------------
Current dividend rate2            5.33%   5.07%   4.68%   5.03%   4.87%
------------------------------------------------------------------------------
Taxable equivalent3               8.82    8.39    7.75    8.33    8.06
------------------------------------------------------------------------------
Current 30-day SEC yield4         5.00    4.76    4.35    4.70    4.54
------------------------------------------------------------------------------
Taxable equivalent3               8.28    7.88    7.20    7.78    7.52
------------------------------------------------------------------------------

1 Capital gains, if any, are taxable for federal and, in most cases, state tax purposes. For some investors, investment income may also be subject to the federal alternative minimum tax. Investment income may be subject to state and local taxes.

2 Income portion of most recent distribution, annualized and divided by NAV or POP at end of period.

3 Assumes maximum Federal tax rate of 39.6%. Results for investors subject to lower tax rates would not be as advantageous.

4 Based only on investment income, calculated using SEC guidelines.

TOTAL RETURN FOR PERIODS ENDED 6/30/97
(most recent calendar quarter)
                                Class A         Class B        Class M
 (inception date)              (8/24/90)        (1/4/93)       (5/1/95)
                              NAV     POP     NAV    CDSC     NAV     POP
------------------------------------------------------------------------------
1 year                       7.98%   2.82%   7.29%   2.29%   7.54%   4.07%
------------------------------------------------------------------------------
5 years                     36.14   29.71   31.24   29.24   33.87   29.49
Annual average               6.36    5.34    5.59    5.26    6.01    5.30
------------------------------------------------------------------------------
Life of fund                65.57   57.77   57.14   57.14   61.33   56.09
Annual average               7.64    6.88    6.82    6.82    7.23    6.72
------------------------------------------------------------------------------

Performance data represent past results, do not reflect future performance, and will differ for each share class. Investment returns and net asset value will fluctuate so that an investor's shares, when sold, may be worth more or less than their original cost. Please see the first page of performance section for the method of performance calculation.

TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class M shares have a lower initial sales and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the maximum 4.75% sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B shares and assumes redemption at the end of the period. Your fund's CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies.

COMPARATIVE BENCHMARKS

Lehman Brothers Municipal Bond Index is an unmanaged list of long-term fixed-rate investment-grade tax-exempt bonds representative of the municipal bond market. The index assumes reinvestment of all distributions and interest payments and does not take in account brokerage fees or taxes. Securities in the fund do not match those in the index and performance of the fund will differ. It is not possible to invest directly in an index.

Consumer Price Index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

WELCOME TO

www.putnaminv.com

Now you can get up-to-date information about your funds, learn more about investing and retirement planning, and access market news and an economic outlook from Putnam experts -- with just a few clicks of the
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VISIT PUTNAM'S NEW SITE ON THE WORLD WIDE WEB TO FIND OUT:

* the benefits of investing with Putnam

* Putnam's money management philosophy

* daily fund pricing and long-term fund performance

* how to tell if your retirement savings plan is on track

* how quickly money can accumulate in a tax-deferred investment

You can also read Dr. Robert Goodman's economic commentary and Putnam's
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name or objective . . . and much more.

The site can be accessed through any of the major online services
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New features will be added to the site on an ongoing basis. So, visit us at http://www.putnaminv.com -- often!


Report of independent accountants

To the Trustees and Shareholders of
Putnam Florida Tax Exempt Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments owned (except for bond ratings), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Florida Tax Exempt Income Fund (the "fund") at May 31, 1997, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at May 31, 1997 by correspondence with the custodian and the application of alternative auditing procedures where investments purchased were not yet received by the custodian, provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP
Boston, Massachusetts
July 15, 1997


Portfolio of investments owned
May 31, 1997

Key to Abbreviations
AMBAC       -- AMBAC Indemnity Corporation
COP         -- Certificate of Participation
FGIC        -- Financial Guaranty Insurance Company
FSA         -- Financial Security Assurance
GNMA Coll. -- Government National Mortgage Association Collateralized G.O. Bonds -- General Obligation Bonds
IFB         -- Inverse Floating Rate Bonds
MBIA        -- Municipal Bond Investors Assurance Corporation


MUNICIPAL BONDS AND NOTES (97.7%) *
PRINCIPAL AMOUNT                                                               RATINGS**               VALUE

Florida (77.8%)
------------------------------------------------------------------------------------------------------------
                 Brevard Cnty., Hlth. Fac. Fin. Auth. Rev. Bonds
                   (Courtenay Springs Village)
     $2,000,000    7 3/4s, 11/15/17                                            BB/P           $    2,117,500
      2,345,000    7 1/2s, 11/15/09                                            BB/P                2,488,631
                 Broward Cnty., Edl. Fac. Auth. Rev. Bonds
                   (Nova U. Dorm)
      2,500,000    Ser. A, 7 1/2s, 4/1/17                                      Aaa                 2,800,000
        495,000    Ser. A, 7 1/4s, 4/1/01                                      Aaa                   542,025
      1,000,000  Broward Cnty., Hlth. Fac. Auth. Rev. Bonds
                   (Broward Cnty. Nursing Home), 7 1/2s, 8/15/20               Aa                  1,080,000
                 Broward Cnty., Resource Recvy. Rev. Bonds
      6,585,000    (SES Broward Cnty. LP South), 7.95s, 12/1/08                A                   7,177,650
      1,290,000    (Waste-Energy LP North), 7.95s, 12/1/08                     A                   1,406,100
      1,400,000  Clay Cnty., Multi-Fam. Hsg. Fin. Auth. Rev. Bonds
                   (Oak Forest), Ser. A, GNMA Coll., 7.4s, 12/1/25             AAA                 1,475,250
      1,875,000  Clay Cnty., Single Fam. Hsg. Fin. Auth. Rev. Bonds,
                   Ser. A, GNMA Coll., 7.45s, 9/1/23                           Aaa                 1,959,375
      1,500,000  Coral Springs Impt. Dist. Wtr. & Swr. Rev. Bonds,
                   MBIA, 8 1/4s, 6/1/14                                        Aaa                 1,589,760
                 Dade Cnty., Rev. Bonds
      1,400,000    (Seaport), MBIA, 6 1/2s, 10/1/09                            Aaa                 1,575,000
      2,500,000  Dade Cnty., Seaport G.O. Bonds, AMBAC, 6 1/4s,
                   10/1/21 #                                                   Aaa                 2,693,750
      6,470,000  Dade Cnty., School Dist. G.O. Bonds, MBIA, 6 1/2s,
                   2/15/07                                                     Aaa                 7,189,788
      1,690,000  Dade Cnty., Single Fam. Hsg. Fin. Auth. Mtge. Rev.
                   Bonds, Ser. B, GNMA Coll., 8 3/4s, 7/1/17                   AA                  1,725,304
      5,500,000  Escambia Cnty., Poll. Control Rev. Bonds
                   (Champion Intl. Corp.), 6.9s, 8/1/22                        Baa                 5,878,125
      2,335,000  Escambia Cnty., Single Fam. Hsg. Fin. Auth. Mtge.
                   Rev. Bonds (Multi-Cnty. Program), Ser. A, GNMA
                   Coll., 7.15s, 10/1/24                                       Aaa                 2,352,513
      3,750,000  First FL Govt. Fin. Comm. Rev. Bonds, AMBAC,
                   6s, 7/1/09                                                  Aaa                 4,059,375
                 FL Hsg. Fin. Agcy. Rev. Bonds, GNMA Coll.
        535,000    (Home Ownership Dev. Program), Ser. G-1,
                   7.9s, 3/1/22                                                Aaa                   563,756
      4,475,000    Ser. 1-B, 7.1s, 1/1/17                                      AAA                 4,619,856
     10,000,000  FL State Board of Ed. G.O. Bonds, 6.4s, 6/1/19                Aa                 10,612,500
                 FL State Mid-Bay Bridge Auth. Rev. Bonds, Ser. A
      1,500,000    8s, 10/1/06                                                 BBB/P               1,668,750
      2,180,000    7 1/2s, 10/1/17                                             BBB/P               2,384,375
      3,540,000    6.1s, 10/1/22                                               BBB/P               3,562,125
      2,000,000  FL State Muni. Pwr. Agcy. IFB, AMBAC,7.956s,
                   10/1/20 (acquired 7/10/92, cost $2,101,200)
                   [DBL. DAGGER]                                               Aaa                 2,400,000
      2,500,000  Gulf Breeze, Local Govt. Rev. Bonds, Ser. E, FGIC,
                   7 3/4s, 12/1/15                                             Aaa                 2,746,875
                 Hillsborough Cnty., Indl. Dev. Auth. Poll. Control
                   Rev. Bonds (Tampa Elec. Co.)
      2,500,000    Ser. 91, 7 7/8s, 8/1/21                                     Aa                  2,853,125
      3,645,000    6 1/4s, 12/1/34                                             Aa                  3,868,250
      2,400,000  Hillsborough Cnty., Util. Rev. Bonds, Ser. A, FSA,
                   6 1/2s, 8/1/16                                              Aaa                 2,547,000
                 Jacksonville, Hlth. Fac. Auth. Indl. Dev. Rev. Bonds
                   (Cypress Village)
      1,350,000    7s, 12/1/22                                                 Baa                 1,415,813
      3,650,000    7s, 12/1/14                                                 Baa                 3,850,750
        960,000  Jacksonville, Hlth. Fac. Auth. Rev. Bonds (Mental
                   Hlth. Ctr.), 9 1/8s, 10/15/19                               A                     990,000
      5,000,000  Lakeland, Elec. & Wtr. Rev. Bonds, Ser. B, FGIC, 6s,
                   10/1/10                                                     Aaa                 5,406,250
                 Largo, Sun Coast Hlth. Syst. Rev. Bonds
      5,805,000    6.3s, 3/1/20                                                BBB/P               5,587,313
      1,165,000    6.2s, 3/1/13                                                BBB/P               1,128,594
                 Lee Cnty., Board of Directors Hosp. IFB, MBIA
      4,000,000    9.265s, 4/1/20                                              Aaa                 4,470,000
      5,000,000    (Lee Memorial Hosp.), 8.411s, 3/26/20                       Aaa                 5,537,500
                 Leesburg Hosp. Rev. Bonds (Leesburg Regl. Med. Ctr.),
      1,000,000    Ser. 91-A, 7 1/2s, 7/1/21                                   AAA/P               1,143,750
      2,065,000    6 1/8s, 7/1/18                                              A                   2,101,138
      2,500,000  Martin Cnty., Indl. Dev. Auth. Rev. Bonds (Indiantown
                   Cogeneration), Ser. B, 8.05s, 12/15/25                      Baa                 2,837,500
     10,000,000  Martin Cnty., Poll. Control Rev. Bonds
                   (FL Pwr. & Lt. Co.), MBIA, 7.3s, 7/1/20                     Aaa                10,900,000
      4,000,000  Orange Cnty., Hlth. Fac. Auth. IFB, 9.583s, 10/1/14
                   (acquired 4/19/95, cost $5,273,120) [DBL. DAGGER]           B/P                 5,320,000
      3,000,000  Orange Cnty., Hlth. Fac. Auth. Rev. Bonds
                   (Orlando Regl. Hlthcare), MBIA, 6 1/4s, 10/1/18             Aaa                 3,285,000
      1,430,000  Orange Cnty., Hsg. Fin. Auth. Mtge. Rev. Bonds,
                   Ser. E, GNMA Coll., 7.9s, 10/1/22                           Aaa                 1,515,800
      3,950,000  Orlando, Util. Comm. Wtr. & Elec. Rev. Bonds,
                   Ser. D, 6 3/4s, 10/1/17                                     Aa                  4,577,063
      1,996,000  Osceola Cnty., Indl. Dev. Auth. Rev. Bonds (Cmnty.
                   Provider Pooled Loan Program), Ser. A, FSA,
                   7 3/4s, 7/1/10                                              Aaa                 2,155,680
      2,000,000  Palm Beach Cnty., Arpt. Syst. Rev. Bonds, MBIA,
                   7 3/4s, 10/1/10                                             Aaa                 2,260,000
      7,000,000  Palm Beach Cnty., School Board COP, Ser. A,
                   AMBAC, 6 3/8s, 8/1/15                                       Aaa                 7,455,000
                 Palm Beach Cnty., Hlth. Fac. Auth. Rev. Bonds
                   (JFK Med. Ctr. Inc.)
      3,975,000    Prerefunded, 8 7/8s, 12/1/18                                AAA/P               4,317,844
      1,700,000    8 7/8s, 12/1/18                                             AAA/P               1,846,625
      4,000,000    FSA, 5 3/4s, 12/1/14                                        Aaa                 4,295,000
        215,000  Palm Beach Cnty., Single Fam. Hsg. Fin. Auth. Mtge.
                   Rev. Bonds, Ser. A, GNMA Coll., 7.2s, 10/1/24               Aaa                   227,631
      2,150,000  Palm Beach Cnty., Solid Waste Auth. Rev. Bonds,
                   Ser. A, AMBAC, 6s, 10/1/10                                  Aaa                 2,313,938
      5,000,000  Pinellas Cnty., Poll. Control Rev. Bonds (FL Pwr. Corp.),
                   7.2s, 12/1/14                                               Aa                  5,443,750
      2,000,000  Polk Cnty., School Board COP, FSA, 4 7/8s, 1/1/18             Aaa                 1,802,500
                 Port Everglades, Auth. Rev. Bonds
      5,000,000    (FL Port Impt.), 7 1/8s, 11/1/16                            Aaa                 5,868,750
      5,000,000    Ser. A, 5s, 9/1/16                                          BBB                 4,487,500
      8,000,000  Reedy Creek, Impt. Dist. G.O. Bonds, Ser. C,
                   AMBAC, 4 3/4s, 6/1/15                                       Aaa                 7,290,000
      2,935,000  Sanibel, Swr. Util. Rev. Bonds, 7 1/2s, 8/1/21                AAA/P               3,309,213
      2,390,000  Santa Rosa Cnty., Hlth. Fac. Auth. Rev. Bonds
                   (Gulf Breeze Hosp. Inc.), Ser. A, 6.2s, 10/1/14             BBB                 2,410,913
      2,675,000  SCA Tax Exempt Trust Multi-Fam. Mtge. Rev. Bonds,
                   Ser. A-1, FSA, 7.05s, 1/1/30                                Aaa                 2,812,094
      2,250,000  South Broward, Hosp. Dist. IFB, Ser. C, AMBAC,
                   8.882s, 5/13/21                                             Aaa                 2,649,375
      7,800,000  St. Petersburg, Hlth. Fac. Auth. Rev. Bonds
                   (Allegany Hlth.), Ser. A, MBIA, 7s, 12/1/15                 Aaa                 8,580,000
      4,860,000  Sumter Cnty., School Dist. Rev. Bonds (Multi Dist.
                   Loan Program), FSA, 7.15s, 11/1/15                          Aaa                 5,850,225
      6,000,000  Tampa, Rev. Bonds (Allegany Hlth. Syst. St. Joseph),
                   MBIA, 6 1/2s, 12/1/23                                       Aaa                 6,570,000
                 Tampa, Util. Tax Rev. Bonds, AMBAC
      1,950,000    zero %, 10/1/21                                             Aaa                   489,938
      2,625,000    zero %, 4/1/21                                              Aaa                   675,938
      5,800,000    zero %, 10/1/17                                             Aaa                 1,841,500
      1,800,000  Volusia Cnty., Hlth. Fac. Auth. Rev. Bonds
                   (Memorial Hlth. Syst.), 8 1/8s, 6/1/08                      AAA/P               2,016,000
                                                                                              --------------
                                                                                                 232,972,643

Georgia (1.4%)
------------------------------------------------------------------------------------------------------------
      4,000,000  Columbus, Med. Ctr. Hosp. IFB, MBIA, 8.495s, 8/1/10           Aaa                 4,438,960

Puerto Rico (15.5%)
------------------------------------------------------------------------------------------------------------
      1,500,000  Cmnwlth. of PR, Aqueduct & Swr. Auth. Rev. Bonds,
                   Ser. A, 7 7/8s, 7/1/17                                      AAA                 1,590,390
      3,000,000  Cmnwlth. of PR, G.O. Bonds, MBIA, 6.45s, 7/1/17               Aaa                 3,213,750
                 Cmnwlth. of PR, Hwy. & Trans. Auth. Rev. Bonds
      1,000,000    Ser. T, 6 5/8s, 7/1/18                                      A                   1,108,750
      4,280,000    Ser. Z, MBIA, 6 1/4s, 7/1/15                                Aaa                 4,750,800
      3,500,000    MBIA, 6 1/4s, 7/1/09                                        Aaa                 3,893,750
      1,000,000  Cmnwlth. of PR, Impt. G.O. Bonds, 7.7s, 7/1/20                AAA                 1,113,750
      4,000,000  Cmnwlth. of PR, Pub. Bldg. Auth. Ed. & Hlth. Fac.
                   Stepped-Coupon Rev. Bonds, 4.8s,
                   (5.7s, 7/1/98), 7/1/16 ++                                   A                   3,855,000
                 PR Elec. Pwr. Auth. Rev. Bonds
      5,900,000    Ser. S, 7s, 7/1/07                                          A/P                 6,681,750
      4,750,000    6 3/8s, 7/1/24                                              A/P                 5,046,875
      3,000,000    Ser. BB, MBIA, 6 1/4s, 7/1/10                               Aaa                 3,311,250
      2,500,000    Ser. AA, MBIA, 5 3/8s, 7/1/27                               Aaa                 2,428,125
      3,800,000  PR Indl. Tourist Edl. Med. & Environ. Control Fac.
                   Fin. Auth. Hosp. Rev. Bonds (Auxilio Muto
                   Obligation Group), Ser. A, MBIA, 6 1/4s, 7/1/16             Aaa                 4,028,000
      5,000,000  PR Muni. Fin. Agcy. Rev. Bonds, Ser. A, FSA, 6s, 7/1/12       Aaa                 5,400,000
                                                                                              --------------
                                                                                                  46,422,190

Texas (3.0%)
------------------------------------------------------------------------------------------------------------
      8,250,000  Dallas-Fort Worth, Intl. Arpt. Fac. Impt. Corp. Rev.
                   Bonds (American Airlines, Inc.), 7 1/2s, 11/1/25            Baa                 8,837,813
------------------------------------------------------------------------------------------------------------
                 Total Investments (cost $282,424,749) ***                                    $  292,671,606
------------------------------------------------------------------------------------------------------------

           * Percentages indicated are based on net assets of $299,476,291.

          ** The Moody's or Standard & Poor's ratings indicated are
             believed to be the most recent ratings available at May 31, 1997 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at May 31, 1997. Securities rated by Putnam are indicated by
             "/P" and are not publicly rated. Ratings are not covered by the Report of independent accountants.

         *** The aggregate identified cost on a tax basis is $282,441,785, resulting in gross unrealized appreciation and depreciation of
             $11,518,057 and $1,288,236, respectively, or net unrealized appreciation of $10,229,821.

 [2 DAGGERS] The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin receiving interest at this rate.

[DBL DAGGER] Restricted, excluding 144A securities, as to public resale.
             The total market value of restricted securities held at May 31, 1997 was
             $7,720,000 or 2.6% of net assets.

           # A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at May 31, 1997.

             The rates shown on IFB are securities paying interest rates that vary inversely to changes in the market interest rates at May 31, 1997.

             The fund had the following industry group concentrations greater than 10% at May 31, 1997
             (as a percentage of net assets):

                Hospitals/health care    24.7%
                Utilities                12.7

             The fund had the following insurance concentration greater than 10% at May 31, 1997 (as a percentage of net assets):

                MBIA                     21.1%
                AMBAC                    12.6





----------------------------------------------------------------------------------------
Futures Contracts Outstanding at May 31, 1997
                                               Aggregate
                                   Total          Face        Expiration     Unrealized
                                   Value          Value          Date       Appreciation
----------------------------------------------------------------------------------------
U.S. Treasury Notes
(Long)                          $5,351,563     $5,320,188       Sep-97         $31,375
----------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of assets and liabilities
May 31, 1997

Assets
---------------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $282,424,749) (Note 1)                                                $292,671,606
---------------------------------------------------------------------------------------------------
Interest receivable                                                                       5,915,290
---------------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                                      818,155
---------------------------------------------------------------------------------------------------
Receivable for securities sold                                                            6,018,822
---------------------------------------------------------------------------------------------------
Receivable for variation margin                                                              26,563
---------------------------------------------------------------------------------------------------
Total assets                                                                            305,450,436

Liabilities
---------------------------------------------------------------------------------------------------
Payable to subcustodian (Note 2)                                                            130,417
---------------------------------------------------------------------------------------------------
Distributions payable to shareholders                                                       423,805
---------------------------------------------------------------------------------------------------
Payable for securities purchased                                                          4,485,248
---------------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                                  271,799
---------------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                                448,612
---------------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                                   37,640
---------------------------------------------------------------------------------------------------
Payable for compensation of  Trustees (Note 2)                                                6,008
---------------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                                    594
---------------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                                      122,330
---------------------------------------------------------------------------------------------------
Other accrued expenses                                                                       47,692
---------------------------------------------------------------------------------------------------
Total liabilities                                                                         5,974,145
---------------------------------------------------------------------------------------------------
Net assets                                                                             $299,476,291

Represented by
---------------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                        $294,123,963
---------------------------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)                                  (226,298)
---------------------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                                    (4,699,606)
---------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                               10,278,232
---------------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital shares outstanding              $299,476,291

Computation of net asset value and offering price
---------------------------------------------------------------------------------------------------
Net asset value per share and redemption price per class A share
($239,195,606 divided by 26,158,247 shares)                                                   $9.14
---------------------------------------------------------------------------------------------------
Offering price per class A share (100/95.25 of $9.14)*                                        $9.60
---------------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($58,926,166 divided by 6,446,053 shares)+                                                    $9.14
---------------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($1,354,519 divided by 148,246 shares)                                                        $9.14
---------------------------------------------------------------------------------------------------
Offering price per class M share (100/96.75 of $9.14)**                                       $9.45
---------------------------------------------------------------------------------------------------

 * On single retail sales of less than $25,000. On sales of $25,000 or more and on group sales the offering price is reduced.
 + Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
** On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

The accompanying notes are an integral part of these financial statements.





Statement of operations
Year ended May 31, 1997

Tax exempt interest income:                                                            $18,595,628
--------------------------------------------------------------------------------------------------
Expenses:
--------------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                         1,811,365
--------------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                             294,557
--------------------------------------------------------------------------------------------------
Compensation of  Trustees (Note 2)                                                          17,171
--------------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                             8,537
--------------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                                      489,135
--------------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                                      473,547
--------------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                        5,765
--------------------------------------------------------------------------------------------------
Reports to shareholders                                                                     23,162
--------------------------------------------------------------------------------------------------
Registration fees                                                                              195
--------------------------------------------------------------------------------------------------
Auditing                                                                                    29,070
--------------------------------------------------------------------------------------------------
Legal                                                                                       33,987
--------------------------------------------------------------------------------------------------
Postage                                                                                     32,621
--------------------------------------------------------------------------------------------------
Other                                                                                       29,393
--------------------------------------------------------------------------------------------------
Total expenses                                                                           3,248,505
--------------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                                (215,346)
--------------------------------------------------------------------------------------------------
Net expenses                                                                             3,033,159
--------------------------------------------------------------------------------------------------
Net investment income                                                                   15,562,469
--------------------------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                                        (1,982,062)
--------------------------------------------------------------------------------------------------
Net realized gain on futures contracts (Note 1)                                          2,073,447
--------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and futures during the year                   7,590,957
--------------------------------------------------------------------------------------------------
Net gain on investments                                                                  7,682,342
--------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                   $23,244,811
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of changes in net assets

                                                                                                  Year ended May 31
                                                                                      --------------------------------
                                                                                               1997               1996
----------------------------------------------------------------------------------------------------------------------
Decrease in net assets
----------------------------------------------------------------------------------------------------------------------
Operations:
----------------------------------------------------------------------------------------------------------------------
Net investment income                                                                  $ 15,562,469       $ 16,125,073
----------------------------------------------------------------------------------------------------------------------
Net realized gain on investments                                                             91,385          4,016,288
----------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation
(depreciation) of investments                                                             7,590,957        (11,218,657)
----------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                     23,244,811          8,922,704
----------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
----------------------------------------------------------------------------------------------------------------------
  From net investment income
    Class A                                                                             (12,917,911)       (13,857,960)
----------------------------------------------------------------------------------------------------------------------
    Class B                                                                              (2,576,154)        (2,288,453)
----------------------------------------------------------------------------------------------------------------------
    Class M                                                                                 (57,331)           (21,671)
----------------------------------------------------------------------------------------------------------------------
Decrease from capital share transactions (Note 4)                                        (9,664,296)        (7,198,507)
----------------------------------------------------------------------------------------------------------------------
Total decrease in net assets                                                             (1,970,881)       (14,443,887)

Net assets
----------------------------------------------------------------------------------------------------------------------
Beginning of year                                                                       301,447,172        315,891,059
----------------------------------------------------------------------------------------------------------------------
End of year (including distributions in excess
of net investment income of $226,298
and $281,809, respectively)                                                            $299,476,291       $301,447,172
----------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




Financial highlights
(For a share outstanding throughout the period)

CLASS A
-------------------------------------------------------------------------------------------------------------------------
                                                                        For the
                                                                  eleven months
Per-share                                                                 ended
operating performance                       Year ended May 31            May 31               Year ended June 30
-------------------------------------------------------------------------------------------------------------------------
                                          1997             1996            1995++            1994             1993
-------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                      $8.91            $9.12            $8.77            $9.53            $9.08
-------------------------------------------------------------------------------------------------------------------------
Investment operations
-------------------------------------------------------------------------------------------------------------------------
Net investment income                      .48              .48              .46              .50              .56(a)
-------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                 .23             (.21)             .35             (.65)             .53
-------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                      .71              .27              .81             (.15)            1.09
-------------------------------------------------------------------------------------------------------------------------
Less distributions:
-------------------------------------------------------------------------------------------------------------------------
From net
investment income                         (.48)            (.48)            (.45)            (.50)            (.56)
-------------------------------------------------------------------------------------------------------------------------
In excess of
net investment income                       --               --             (.01)              --               --
-------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                              --               --               --             (.09)            (.08)
-------------------------------------------------------------------------------------------------------------------------
In excess of net realized
gain on investments                         --               --               --             (.02)              --
-------------------------------------------------------------------------------------------------------------------------
Total distributions                       (.48)            (.48)            (.46)            (.61)            (.64)
-------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                            $9.14            $8.91            $9.12            $8.77            $9.53
-------------------------------------------------------------------------------------------------------------------------
Ratios and supplemental data
-------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(b)                 8.12             3.04             9.58*           (1.79)           12.44
-------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                        $239,196         $247,920         $271,309         $276,245         $278,039
-------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                  .96              .95              .83*             .91              .77(a)
-------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                 5.28             5.31             5.24*            5.38             5.94(a)
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                   70.30            81.99            61.46*           64.83           106.69
-------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

 ++ The fiscal year advanced from June 30 to May 31.

(a) Reflects an expense limitation in effect during the period. (See Note 2).
    As a result of these limitations, expenses for the fund reflect a reduction of less than $0.01 per share for the period ended June 30, 1993.

(b) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) The ratio of expenses to average net assets for the year ended May 31, 1996 and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts.
    (Note 2).

(d) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.




Financial highlights
(For a share outstanding throughout the period)

CLASS B
------------------------------------------------------------------------------------------------------------------------
                                                                       For the
                                                                 eleven months                     For the period
Per-share                                                                ended        Year ended     Jan. 4, 1993+
operating performance                      Year ended May 31            May 31           June 30       to June 30
------------------------------------------------------------------------------------------------------------------------
                                         1997             1996            1995++            1994             1993
------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                     $8.91            $9.12            $8.76            $9.53            $9.17
------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------
Net investment income                     .42              .42              .40              .44              .21
------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                .23             (.21)             .36             (.66)             .36
------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                     .65              .21              .76             (.22)             .57
------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------
From net
investment income                        (.42)            (.42)            (.39)            (.44)            (.21)
------------------------------------------------------------------------------------------------------------------------
In excess of
net investment income                      --               --             (.01)              --               --
------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                             --               --               --             (.09)              --
------------------------------------------------------------------------------------------------------------------------
In excess of net realized
gain on investments                        --               --               --             (.02)              --
------------------------------------------------------------------------------------------------------------------------
Total distributions                      (.42)            (.42)            (.40)            (.55)            (.21)
------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                           $9.14            $8.91            $9.12            $8.76            $9.53
------------------------------------------------------------------------------------------------------------------------
Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(b)                7.42             2.37             9.06*           (2.55)           12.84*
------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                        $58,926          $52,541          $44,581          $36,930          $17,881
------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                1.61             1.60             1.42*            1.51              .78(a)*
------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                4.62             4.64             4.62*            4.74             2.21(a)*
------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                  70.30            81.99            61.46*           64.83           106.69
------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

 ++ The fiscal year advanced from June 30 to May 31.

(a) Reflects an expense limitation in effect during the period. (See Note 2).
    As a result of these limitations, expenses for the fund reflect a reduction of less than $0.01 per share for the period ended June 30, 1993.

(b) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) The ratio of expenses to average net assets for the year ended May 31, 1996 and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts.
    (Note 2).

(d) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.




Financial highlights
(For a share outstanding throughout the period)

CLASS M
------------------------------------------------------------------------------------------------------------------

                                                                                             For the period
Per-share                                                                                       May 1, 1995+
operating performance                                                 Year ended May 31           to May 31
------------------------------------------------------------------------------------------------------------------
                                                                     1997             1996             1995
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                                 $8.91            $9.12            $8.87
------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------
Net investment income                                                 .45              .46              .04(d)
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                            .23             (.21)             .25
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                                 .68              .25              .29
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                                                    (.45)            (.46)            (.04)
------------------------------------------------------------------------------------------------------------------
In excess of
net investment income                                                  --               --               --
------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                                         --               --               --
------------------------------------------------------------------------------------------------------------------
In excess of net realized
gain on investments                                                    --               --               --
------------------------------------------------------------------------------------------------------------------
Total distributions                                                  (.45)            (.46)            (.04)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                                       $9.14            $8.91            $9.12
------------------------------------------------------------------------------------------------------------------
Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(b)                                            7.80             2.76             3.28*
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                     $1,355             $986               $1
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                                            1.26             1.23              .10*
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                            4.97             4.82              .45*
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                              70.30            81.99            61.46*
------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

 ++ The fiscal year advanced from June 30 to May 31.

(a) Reflects an expense limitation in effect during the period. (See Note 2).
    As a result of these limitations, expenses for the fund reflect a reduction of less than $0.01 per share for the period ended June 30, 1993.

(b) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) The ratio of expenses to average net assets for the year ended May 31, 1996 and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts.
    (Note 2).

(d) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.




Notes to financial statements
May 31, 1997

Note 1
Significant accounting policies

Putnam Florida Tax Exempt Income Fund (the "fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The fund seeks as high a level of current income exempt from federal income tax as Putnam Investment Management, Inc. ("Putnam Management"), the fund's Manager, a wholly-owned subsidiary of Putnam Investments, Inc., believes is consistent with preservation of capital by investing primarily in a portfolio of securities exempt from the Florida intangibles tax.

The fund offers class A, class B and class M shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge, but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class M shares are sold with a maximum front-end sales charge of 3.25% and pay an ongoing distribution fee that is lower than class B shares and higher than class A shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

A) Security valuation Tax exempt bonds and notes are stated on the basis of valuations provided by a pricing service, approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. The fair value of restricted securities is determined by the Manager following procedures approved by the Trustees, and such valuations and procedures are reviewed periodically by the Trustees.

B) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

D) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At May 31, 1997, the fund had a capital loss carryover of approximately $4,240,000 available to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

                 Loss Carryover            Expiration
                 --------------        -----------------
                  $  218,000             May 31, 2002
                   3,111,000             May 31, 2003
                     907,000             May 31, 2004
                       4,000             May 31, 2005

E) Distributions to shareholders Income dividends are recorded daily by the fund and are distributed monthly. Capital gain distributions if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include treatment of capital loss carryover, organization expenses, realized and unrealized gains and losses on certain futures contracts, and market discount. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended May 31, 1997, the fund reclassified $44,438 to decrease distributions in excess of net investment income and $92 to increase paid-in-capital, with an increase to accumulated net realized loss on investments of $44,530. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

F) Amortization of bond premium and accretion of bond discount Any premium resulting from the purchase of securities in excess of maturity value is amortized on a yield-to-maturity basis. Discounts on original issue discount and zero coupon bonds are accreted according to the effective yield method.

Note 2
Management fee, administrative services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund.
Such fee is based on the following annual rates: 0.60% of the first $500 million of average net assets, 0.50% of the next $500 million, 0.45% of the next $500 million and 0.40% of the next $5 billion, 0.375% of the next $5 billion, 0.355% of the next $5 billion, 0.34% of the next $5 billion and 0.33% of any excess thereafter. Prior to September 20, 1996, any amount over $1.5 billion was based on 0.40%.

As part of the custodian contract between the subcustodian bank and PFTC, the subcustodian bank has a lien on the securities of the fund to the extent permitted by the fund's investment restrictions to cover any advances made by the subcustodian bank for the settlement of securities purchased by the fund. At May 31, 1997, the payable to the subcustodian bank represents the amount due for cash advance for the settlement of a security purchased.

The fund reimburses Putnam Management for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the year ended May 31, 1997, fund expenses were reduced by $215,346 under expense offset arrangements with PFTC. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Trustees of the fund receive an annual Trustees fee of $490 and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund adopted a Trustee Fee Deferral Plan (the "Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in certain Putnam funds until distribution in accordance with the Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Mutual Funds Corp., a wholly-owned subsidiary of Putnam Investments Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Mutual Funds Corp. at an annual rate up to 0.35%, 1.00% and 1.00% of the average net assets attributable to class A, class B and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.20%, 0.85% and 0.50% of the average net assets attributable to class A, class B and class M shares, respectively.

For the year ended May 31, 1997, Putnam Mutual Funds Corp., acting as underwriter received net commissions of $29,435 and $214 from the sale of class A and class M shares, respectively and $127,203 in contingent deferred sales charges from redemptions of class B shares. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the year ended May 31, 1997, Putnam Mutual Funds Corp., acting as underwriter received no monies on class A redemptions.

Note 3
Purchase and sales of securities

During the year ended May 31, 1997, purchases and sales of investment securities other than short-term investments aggregated $205,167,733 and $214,878,186, respectively. There were no purchases and sales of U.S. government obligations. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Note 4
Capital shares

At May 31, 1997, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                            Year ended
                                           May 31, 1997
------------------------------------------------------------
Class A                              Shares           Amount
------------------------------------------------------------
Shares sold                       3,879,747     $ 35,312,318
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                       595,857        5,405,323
------------------------------------------------------------
                                  4,475,604       40,717,641

Shares
repurchased                      (6,130,755)     (55,729,844)
------------------------------------------------------------
Net decrease                     (1,655,151)    $(15,012,203)
------------------------------------------------------------

                                            Year ended
                                           May 31, 1996
------------------------------------------------------------
Class A                              Shares           Amount
------------------------------------------------------------
Shares sold                       4,006,206     $ 36,822,972
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                       652,398        5,934,307
------------------------------------------------------------
                                  4,658,604       42,757,279

Shares
repurchased                      (6,598,927)     (60,191,515)
------------------------------------------------------------
Net decrease                     (1,940,323)    $(17,434,236)
------------------------------------------------------------

                                            Year ended
                                           May 31, 1997
------------------------------------------------------------
Class B                              Shares           Amount
------------------------------------------------------------
Shares sold                       1,699,146     $ 15,466,164
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                       106,689          967,752
------------------------------------------------------------
                                  1,805,835       16,433,916

Shares
repurchased                      (1,256,224)     (11,427,586)
------------------------------------------------------------
Net increase                        549,611     $  5,006,330
------------------------------------------------------------

                                            Year ended
                                           May 31, 1996
------------------------------------------------------------
Class B                              Shares           Amount
------------------------------------------------------------
Shares sold                       1,874,095     $ 17,158,170
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                        95,475          868,283
------------------------------------------------------------
                                  1,969,570       18,026,453

Shares
repurchased                        (963,430)      (8,813,940)
------------------------------------------------------------
Net increase                      1,006,140     $  9,212,513
------------------------------------------------------------

                                            Year ended
                                           May 31, 1997
------------------------------------------------------------
Class M                              Shares           Amount
------------------------------------------------------------
Shares sold                          45,965     $    418,151
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                         3,650           33,109
------------------------------------------------------------
                                     49,615          451,260

Shares
repurchased                         (12,086)        (109,683)
------------------------------------------------------------
Net increase                         37,529     $    341,577
------------------------------------------------------------

                                            Year ended
                                           May 31, 1996
------------------------------------------------------------
Class M                              Shares           Amount
------------------------------------------------------------
Shares sold                         116,164     $  1,074,575
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                         1,563           14,255
------------------------------------------------------------
                                    117,727        1,088,830

Shares
repurchased                          (7,123)         (65,614)
------------------------------------------------------------
Net increase                        110,604     $  1,023,216
------------------------------------------------------------


Federal tax information
(Unuadited)

The fund has designated 99.36% of dividends paid from net investment income during the fiscal year as tax exempt for Federal income tax purposes.

The Form 1099 you receive in January 1998 will show the tax status of all distributions paid to your account in calendar 1997


PUTNAM GROWTH FUNDS

Asia Pacific Growth Fund

Capital Appreciation Fund

Diversified Equity Trust

Europe Growth Fund

Global Growth Fund

Global Natural Resources Fund *

Health Sciences Trust

International Growth Fund +

International New Opportunities Fund

Investors Fund

New Opportunities Fund

OTC & Emerging Growth Fund [DBL. DAGGER]

Vista Fund

Voyager Fund

Voyager Fund II

PUTNAM GROWTH
AND INCOME FUNDS

Balanced Retirement Fund

Convertible Income-Growth Trust

Equity Income Fund

The George Putnam Fund of Boston

The Putnam Fund for Growth and Income

Growth and Income Fund II

International Growth and Income Fund

New Value Fund

Utilities Growth and Income Fund

PUTNAM INCOME FUNDS

American Government Income Fund

Diversified Income Trust

Diversified Income Trust II

Federal Income Trust

Global Governmental Income Trust

High Yield Advantage Fund

High Yield Trust

Income Fund

Intermediate U.S. Government Income Fund

Preferred Income Fund

U.S. Government Income Trust

PUTNAM TAX-FREE
INCOME FUNDS

Municipal Income Fund

Tax Exempt Income Fund

Tax-Free High Yield Fund

Tax-Free Insured Fund

State tax-free income funds [SECTION MARK]

Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio and Pennsylvania

LIFESTAGESM FUNDS

Putnam Asset Allocation Funds--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio

Asset Allocation: Conservative Portfolio

Asset Allocation: Growth Portfolio

MOST CONSERVATIVE INVESTMENTS **

Putnam money market funds: ++

California Tax Exempt Money Market Fund

Money Market Fund

New York Tax Exempt Money Market Fund

Tax Exempt Money Market Fund

CDs and savings accounts [2 DBL. DAGGERS]

 * Formerly Natural Resources Fund

 + Formerly Overseas Growth Fund

 [DBL. DAGGER] Formerly OTC Emerging Growth Fund

 [SECTION MARK] Not available in all states.

 ** Relative to above.

 ++ An investment in a money market fund is neither insured nor guaranteed by the U.S. government. These funds are managed to maintain a price of $1.00 per share, although there is no assurance that this price will be maintained in the future.

[2 DBL. DAGGERS] Not offered by Putnam Investments. Certificates of deposit offer a fixed rate of return and may be insured up to certain limits by federal/state agencies.
                 Savings accounts may also be insured up to certain limits. Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.


Fund information

INVESTMENT MANAGER

Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
John A. Hill
Ronald J. Jackson
Elizabeth T. Kennan
Lawrence J. Lasser
Robert E. Patterson
Donald S. Perkins
George Putnam, III
A.J.C. Smith
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Gary N. Coburn
Vice President

William J. Curtin
Vice President

Jerome J. Jacobs
Vice President

Leslie J. Burke
Vice President and Fund Manager

William N. Shiebler
Vice President

John R. Verani
Vice President

Paul M. O'Neil
Vice President

Beverly Marcus
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam Florida Tax Exempt Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information, or to request a prospectus, call toll free: 1-800-225-1581. You can also learn more at Putnam Investments' website: http://www.putnaminv.com.

Shares of mutual funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution; are not insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other agency; and involve risk, including the possible loss of principal amount invested.

[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

--------------------
Bulk Rate
U.S. Postage
PAID
Putnam
Investments
--------------------

34401-037/365/453   7/97